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                                                                    EXHIBIT 99.d

                      PLAN OF REORGANIZATION AND AGREEMENT

Dated October 10, 2000, 2000, by and between uMember.com, Inc., a Colorado corporation (called "Purchaser") and Nasser Ahdout, Behzad Eshgieh, and Farideh Bral (called "Shareholders"), all of the Shareholders of Continental Computer Exchange, Inc., a California corporation (called "Company").


                             Plan of Reorganization


This plan of reorganization shall be a reorganization within the meaning of Code
Section 368(a)(1)(B) as amended. Purchaser shall acquire all of the outstanding stock of the Company in exchange solely for a part of Purchaser's voting common stock.


                                    Agreement


In order to consummate the above plan of reorganization and in consideration of the mutual benefits to be derived and the mutual agreements contained, Purchaser and Shareholders approve and adopt this agreement and plan of reorganization and mutually covenant and agree with each other as follows:


1. Shares To Be Transferred and Shares To Be Issued


        1.1 On the closing date the Shareholders shall transfer to Purchaser certificates for the number of shares of the Company's common stock specified on
Schedule 1.1, which in the aggregate shall represent all of the issued and outstanding shares of the Company's common stock. These certificates shall be duly endorsed in blank by the applicable Shareholders or accompanied by duly executed stock powers in blank with signatures guaranteed by a bank or trust Company or member firm of the New York Stock Exchange.


        1.2 In exchange for the Company's stock being transferred pursuant to subparagraph 1.1, Purchaser shall on the closing date, and contemporaneously with the transfer of Company's common stock to it by Shareholders, deliver copies of instructions provided to Corporate Stock Transfer, the Company's transfer agent, to issue and deliver to the Shareholders the number of shares of Purchaser's common stock specified on Schedule 1.2.


2. Representations and Warranties of Shareholders



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2.1 Ownership of Stock


Shareholders are the record and beneficial owners and holders of the number of fully paid and nonassessable shares of the Company's common stock listed in
Schedule 1.1 as of this date and will continue to own these shares of the Company's common stock until delivery to the Purchaser on the closing date, and all shares of Company common stock are or will be on the closing date owned free and clear of all liens, encumbrances, charges and assessments of every nature and subject to no restrictions with respect to transferability. The Shareholders will on the closing date have full power and authority to assign and transfer their shares of the Company in accordance with these terms.


2.2 Organization and Authority


        (a) Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted, and is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes qualification necessary. The authorized stock of the Company is 10,000 shares of common stock, without par value, all of which are issued and outstanding.


        (b) Company has no subsidiaries.


        (c) The outstanding shares of Company are legally and validly issued, fully paid and nonassessable.


        (d) Company does not own 10 percent or more of the outstanding stock of any corporation except those that it owns all of the outstanding stock.


        (e) The execution and delivery of this agreement does not, and, the consummation of the transaction contemplated will not violate any provision of Company's certificate of incorporation or bylaws, or any provisions of, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, court order, arbitration award, judgment or decree to which Company is a party or by which it or any of them is bound and will not violate any other



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restriction of any kind or character to which it or any of them is subject.


        (f) Except for this agreement, there are no outstanding options, contracts, calls, commitments or demands of any character relating to authorized or issued stock of the Company.


2.3 Financials


        (a) True copies of the financial statements of Company, consisting of balance sheets as of the close of business December 31, for each of the three years ended December 31, 1997, 1998 and 1999, and as of the close of business August 31, 2000 and the income statements for the three years and six months ended August 31, 2000, have been delivered by Company to Purchaser. These financial statements are all unaudited. All of the financial statements are true and correct in all material respects and present an accurate and complete disclosure of the financial condition of Company as of their respective dates, and the earnings for the periods covered, in accordance with generally accepted accounting principles applied on a consistent basis.

        (b) All accounts receivable (net of reserves for doubtful accounts) of Company shown on the books of account on August 31, 2000, and as incurred in the normal course of business since that date, are collectible in the normal course of business.

        (c) On August 31, 2000, the inventories of Company included in the balance sheet of that date had a commercial value at least equal to the value shown in the balance sheet, all of which are usable and are valued at cost or market, whichever is lower, and assure a normal margin for each product line when sold.


        (d) Company has good and marketable title to all of their assets, business and properties, including, without limitation, all properties reflected in the balance sheet as of August 31, 2000, except as disposed of in the normal course of business, free and clear of any mortgage, lien, pledge, charge, claim or encumbrance, except as shown on the balance sheet as of August 31, 2000, and, in the case of real properties, except for rights-of-way and easements which do not adversely affect the use of the property.


        (e) All currently used property and assets of Company, or in which it has an interest or which it is in possession, are



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substantially in good operating condition and repair subject only to ordinary wear and tear.


        (f) The financial statements for Company, consisting of a consolidated balance sheet as of the close of business August 31, 2000, and a consolidated income statement for the eight months ended August 31, 2000, previously delivered:


        (i) Are true and correct in all material respects and present an accurate and complete disclosure of its consolidated financial condition as of August 31, 2000, and earnings for the eight months ended August 31, 2000;


        (ii) Satisfy the representations and warranties made in subparagraphs
(b), (c) and (d) of this subparagraph 2.2 as of the date the representations and warranties were made with respect to the financial statement;


        (iii) Disclose a consolidated book net worth in excess of $10,000; and


        (iv) Disclose a consolidated net income after taxes of in excess of $100.00.


2.4 Changes Since Specified Date


Since August 31, 2000, there has not been:


        (a) Any material adverse change in the financial condition of Company;


        (b) Any loss, damage or destruction to the properties of Company (whether or not covered by insurance) materially adversely affecting their business or properties;


        (c) Any change in the compensation pattern of Company as established in preceding years, nor any material increase in the compensation payable or to become payable to any of their officers, directors, employees or agents, except as disclosed to Purchaser in writing;



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        (d) Any labor dispute or disturbance, litigation, event or condition of any character, which materially adversely affects the business or future prospects of Company;


        (e) The issuance of additional shares of stock or other securities by Company;


        (f) Any distribution of assets, by way of dividends or purchase or otherwise by Company;


        (g) Any borrowings from financial institutions except for routine borrowings from Finova;


        (h) Any mortgage, pledge, lien or encumbrance made on any of the properties or assets of Company, other than mechanics' and materialmen's liens arising in the normal course of business; or


        (i) Any sale, transfer or other disposition of assets of Company, except in the normal course of business.


2.5 Liabilities


        (a) There are no liabilities of Company, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of Company, its agents or servants occurring prior to August 31, 2000, which are not disclosed by or reflected in the financial statements, except as disclosed in
Schedule 2.5(a). There are no liabilities of Company which have arisen or relate to any transaction of Company, its agents or servants, occurring since August 31, 2000, other than normal liabilities incurred in the normal conduct of Company's business, except as disclosed in Schedule 2.5(a). As of this date there are no known circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may give rise to liabilities, except in the normal course of Company's business, except as disclosed in
Schedule 2.5(a).


        (b) All federal, state, county and local income, ad valorem, excise, sales, use, gross receipts and other taxes and assessments which are due and payable have been duly reported, fully paid and discharged as reported by Company, and there are no unpaid taxes which are or could become a lien on the properties and assets of Company, except as provided for in the financial statements of August 31, 2000,



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or have been incurred in the normal course of Company's business since that date. All tax returns of any kind required to be filed have been filed and the taxes paid or accrued. Company is a subchapter S corporation and as such its federal income tax returns have not been audited. Company have no knowledge of any possible deficiency assessments in respect to federal income tax returns or other tax returns filed by them, except as disclosed to Purchaser in writing.


        (c) All parties with whom Company have contractual arrangements are in substantial compliance with those arrangements. Company is not in default in any material respect under any contracts to which any of them is a party. All leases and contracts to which Company is a party are assignable or the other party has consented to assignment.


        (d) All corporate acts required of Company have been taken and all reports and returns required to be filed by them with any governmental agency have been filed. Company is in substantial compliance with all, and have no notice of any claimed violation of any, applicable federal, state, county and local laws, ordinances or regulations, including those applicable to discrimination in employment, pollution and safety except as disclosed in
Schedule 2.5(d).


        (e) There are no legal, administrative or other proceedings, investigations or inquiries, product liability or other claims, judgments, injunctions or restrictions, either threatened, pending or outstanding against or involving Company, or any of its assets, properties, or business, nor does Company know, or have reasonable grounds to know, of any basis for any proceedings, investigations or inquiries, product liability or other claims, judgments, injunctions or restrictions, except as disclosed in Schedule 2.5(e).


        (f) All of the real tangible and personal properties of Company are in substantial compliance with applicable laws, ordinances, rules and regulations of all public authorities having jurisdiction thereover.


        (g) Company does not have any contracts with any governmental body that is subject to renegotiation.



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        (h) The past and anticipated future operations of Company do not infringe or violate any patents, patent rights, trademarks, trade names, copyrights and/or licenses of others.


        (i) To the knowledge of the officers of Company, there is no event, condition or trend of any character, which might materially and adversely affect the financial condition, business, properties, or assets of Company.


        (j) The assets of Company are adequately insured and all policies of insurance carried by Company are in full force and all premiums are paid to date.


        (k) All negotiations relative to this agreement and the transactions contemplated have been carried on directly by Shareholder with Purchaser without the intervention of any broker or third party. Neither Company nor Shareholder has engaged, consented to or authorized any broker, investment banker or third party to act on its behalf directly as broker or finder in connection with the transactions contemplated by this agreement.


        (l) There are no inquiries, investigations or pending claims or litigation challenging or threatening to challenge Company's right, title and interest with respect to its continued use, or right to preclude others from using, any patent, patent application, invention, discovery, trademark, trade name or copyright of Company.


        (m) Company has not granted any license or made any assignment of any of its patents, patent applications, invention discoveries, trademarks, trade names or copyrights, nor does it pay any royalties or other consideration for the right to use any patent, patent right, trademark, trade name or copyright of others.


        (n) To the knowledge of the officers of Company, the Company is not a party to or bound by any agreement, deed, lease or other instrument that is so burdensome as to materially affect or impair the operation of Company.


2.6 Proprietary Rights


Schedule 2.6 sets forth (i) all of the Company's registrations of trademarks and of other marks, trade names or other trade rights, and



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all pending applications for any such registrations, (ii) all of the Company's patents and copyrights and all pending applications therefore and (iii) all other trademarks and other marks, trade names and other trade rights of the Company. The marks, trade names, trade rights and registrations identified on the Disclosure Schedule together with all of the Company's trade secrets, designs, plans, specifications and other proprietary rights, whether or not registered are hereinafter collectively referred to as the "Proprietary Rights." The Proprietary Rights include all of the proprietary rights of the type referred to above which are material to the conduct of the Business of the Company. No person has a right to receive a royalty or similar payment in respect of any Proprietary Rights pursuant to any contractual arrangements entered into by the Company, and no person otherwise has a right to receive a royalty or similar payment in respect of any such Proprietary Rights. The Company has no licenses granted by or to it and no other agreements to which it is a party, relating in whole or in part to any of the Proprietary Rights. The Company's use of the Proprietary Rights is not infringing upon or otherwise violating the rights of any third party in or to such Proprietary Rights, and no proceedings have been instituted against or notices received by the Company that are presently outstanding alleging that the Company's use of its Proprietary Rights infringes upon or otherwise violates any rights of a third party in or to such Proprietary Rights. To the best knowledge of the Company, no other person is infringing upon or otherwise violating the rights of the Company with respect to any of the Proprietary Rights.


2.7 Environmental Compliance


        (a) As used in this Section 2.7, the following terms have the meanings set forth:


        (i) " Company" shall mean and include the Company, affiliates, partnership and joint ventures which the Company owns, controls or of which it is a part and all predecessor companies or businesses which no longer exist but whose assets and obligations the Company (as defined in this paragraph (i)) may have seceded to or assumed;



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        (ii) "Environmental Law" means and shall refer to any applicable federal, state, local or foreign statute, ordinance, regulation, rule, judgment, order, notice requirement, court decision or agency guideline which relates to the protection or clean-up of the environment, the preservation or protection of water, air, wildlife, plants or other natural resources, or the health and safety of persons and property;


        (iii) "Facility" shall mean and refer to each vessel, if any, each parcel of real property, each building and any and every part thereof, currently owned, leased or operated by the Company;


        (iv) "Former Facility" shall mean and refer to each vessel, if any, each parcel of real property, each building and any and every part thereof, owned, leased or operated by the Company at any time, excluding Facilities;


        (v) "Release" shall have the same meaning as defined in any Environmental Law; and


        (vi) "Substance" shall mean and refer to asbestos, PCBs, radon gas, petroleum products or by-products, toxic, infectious, reactive, corrosive, ignitable or flammable chemicals or chemical compounds and any other hazardous substance, material or waste (as defined in any Environmental Law), whether solid, liquid or gas.


        (b) Except as set forth and identified in Schedule 2.7:


        (i) The Facilities are, and at all times have been, and all Former Facilities were at all times when owned, leased or operated by the Company owned, leased and operated in compliance with all Environmental Laws;


        (ii) There is no Substance being used, generated, treated, stored, transported, disposed of or otherwise existing on, under, about or from any Facility;


        (iii) The Company has, and at all times has had, all permits required under all applicable Environmental Laws and is, and at all times has been, in compliance with all such permits;


        (iv) The consummation of any of the transactions contemplated by this Agreement will not require an application for issuance, renewal,



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transfer or extension of, or any other administrative action regarding, any environmental permit;


        (v) The Company has at all times used, generated, treated, stored, transported, disposed of or otherwise handled its Substances in compliance with all Environmental Laws;


        (vi) There is not now and has not been at any time in the past any underground storage tank or pipeline at any Facility or Former Facility where the installation, use, maintenance, repair, testing, shut-in or removal of such tank or pipeline was not in compliance with all Environmental Laws and there has been no spill, leakage or other Release from or rupture of any such tank or pipeline;


        (vii) The Company has not received any notice that it is or was claimed to be in violation of or noncompliance with any Environmental Law, nor is there any pending or threatened suit, action, claim or proceeding against the Company under any Environmental Law or with respect to any spill, discharge, Release or mishandling of any Substance;


        (viii) There are no consent decrees or agreements with, or liens by, any governmental authority or quasi-governmental entity relating to any Environmental Law that bind or affect the Company or any Facility;


        (ix) No current or past use, generation, treatment, transportation, storage or disposal practice of the Company has or will result in any liability under the Comprehensive Environmental Response, Compensation and Liability Act or any state law of similar effect;


        (x) There has been no spill, discharge or other Release of any Substance on, under, about or from any Facility or Former Facility;


        (xi) Copies of the written reports, and all parts thereof, of all environmental audits or assessments which have been conducted at any Facility or Former Facility within the past five (5) years, either by the Company or attorney or environmental consultant or engineer engaged for such purpose, are listed in the Disclosure Schedule and have been delivered to the Purchaser;


        (xii) Except as set forth in the Disclosure Schedule, the Company is not a party, whether as a direct signatory or as a successor, assign



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or third party beneficiary, or otherwise bound, to any lease or other contract
(excluding insurance policies disclosed elsewhere in this Agreement) under which the Company is obligated by or entitled to the benefits of, directly or indirectly, any representation, warranty, indemnification, covenant, restriction or other undertaking concerning environmental conditions;


        (xiii) The Company has not released any other person from claims under any Environmental Law or has waived any rights concerning any other environmental condition;


        (xiv) The Company has given all notices and warnings, made all reports, and has kept and maintained all records required by and in compliance with all Environmental Laws; and


        (xv) The Company has not made any filing under any state environmental clean-up responsibility act or any other state law of similar effect.


2.8 Employee Benefit Plans


        (a) Schedule 2.8 contains a complete list of (i) each "employee pension benefit plan" ("Business Pension Plans"); (ii) each "employee welfare benefit plan" ("Business Welfare Plans"), as such terms are defined in Section 3 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including plans otherwise excluded from the operation of ERISA by Section 4(b)(4) or 4(b)(5) thereof, maintained or contributed to by Company or any Subsidiary for or on behalf of employees, or to which any employee contributes on account of his employment (such Business Pension Plans and Business Welfare Plans are hereinafter collectively referred to as "Business Plans"); and (iii) each plan, salary practice or arrangement, including bonus, incentive compensation, stock option, stock purchase, sick pay, vacation pay, severance pay or other fringe benefit plan or program, whether formal or informal, which is not a Business Plan, which is applicable to any employee (such plans, salary practices and arrangements are hereinafter referred to as "Business Benefit Arrangements"). Company has furnished to Purchaser copies of all Business Plans and of all documents relating to Business Plans or Business Benefit Arrangements reasonably requested by the Purchaser.



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        (b) Each Business Plan is in compliance with the provisions of ERISA (if applicable), the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable laws. No Business Plan, no trust created under any Business Plan, and no trustee or administrator thereof has engaged in a transaction which might subject Company to the tax or penalty on prohibited transactions imposed by Section 4975 of the Code or to a civil penalty imposed by Section 502 of ERISA.


        (c) Except as set forth in Schedule 2.8, no Business Plan subject to Title IV of ERISA (other than "multi-employer plans" (as defined in Section 3(37) of ERISA)) has been completely or partially terminated, nor has there been a "reportable event," as such term is defined in Section 4043(b) of ERISA, with respect to any such plan, except as may occur as a result of this Agreement.


        (d) Company does not contribute to any plan, which is a "multi- employer plan" as defined in Section 3(37) of ERISA.


        (e) Company does not maintain or contribute to any plan which is subject to Section 404A of the Code for or on behalf of its employees.


2.9 Accuracy of All Statements Made by Seller


No representation or warranty by Shareholders in this agreement, nor any statement, certificate, schedule or exhibit furnished or to be furnished by or on behalf of Shareholders pursuant to this agreement, nor any document or certificate delivered to Purchaser pursuant to this agreement or in connection with actions contemplated, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained not misleading.


2.10 Lack of Economic Interest in Competitor


Shareholders do not have (nor does any person who would be his/her heir or descendant if he/she were not living or his/her spouse) any direct or indirect interest (except through ownership of securities listed on a national securities exchange) in (i) any entity which does business with Company or is competitive with their business or (ii) any property, asset or right which is used by Company in the conduct of their business.



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2.11 Obligations to Company


All obligations of any Shareholder (or any person who would be an heir or descendant if he or she were not living or his or her spouse), or any entity in which he or she has any interest (except through ownership of securities listed on a national securities exchange), to Company listed as to amount, payment schedule and obligor on Schedule 2.11 hereto.


3. Representations and Warranties of Purchaser


Purchaser represents and warrants as follows:


3.1 Organization and Good Standing


Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the state of California.


3.2 Performance of This Agreement


The board of directors of Purchaser has authorized the execution and performance of this agreement and the issuance of the stock contemplated herein.


3.3 Legality of Shares To Be Issued


The shares of Purchaser's common stock to be delivered pursuant to this agreement, when delivered, will have been duly and validly authorized and issued by Purchaser and will be fully paid and nonassessable. The shares of Purchaser's common stock to be issued will have been listed for trading on the Over the Counter Bulletin Board System.


3.4 No Covenant as to Tax Consequences


It is expressly understood and agreed that neither Purchaser nor its officers or agents has made any warranty or agreement, expressed or implied, as to the tax consequences of the transactions contemplated by this agreement or the tax consequences of any action pursuant to or growing out of this agreement.


3.5 Disclosure



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No representation or warranty by Purchaser in this Agreement, nor any document, written information, statement or certificate furnished or to be furnished by Purchaser to Company pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. Purchaser's Form 10-K for the year ended December 31, 1999, and its Form 10-Q for the quarter ended June 30, 2000, copies of which have been furnished to the Company and its Shareholders, are materially true and correct as of the date of the filing and do not fail to state any material fact with respect to Purchaser which is required to be stated under the rules of the Securities and Exchange Commission. Since the date the Form 10-Q and Form 10-K referred to above were filed, there have been no material changes in the information contained in Purchaser's Form 10-K or Form 10-Q or in material facts which would have been included in Purchaser's Form 10-Q or Form 10-K if the facts would have existed or been known by Purchaser on the date of filing, and which have not been disclosed by Purchaser in other public filings made with the Securities and Exchange commission since the dates the Form 10-K and Form 10-Q referred to above were filed.


3.6 No Brokers


Purchaser has not engaged or otherwise used the services of any broker or finder in connection with the Agreement or the transactions contemplated hereby and Purchaser agrees to indemnify and hold harmless Company from and against any liability for any fee, compensation, commission or expense (including attorneys' fees) arising out of any claim by any person acting or claiming to act on behalf of Purchaser for fees, compensation, commission or expense with respect to the Agreement or the transactions contemplated hereby.


4.  Covenants of Shareholders and Company


Shareholders and Company covenant and agree as follows:


4.1 Documents To Be Furnished


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Within ten days from the date of this agreement Company will furnish to
Purchaser the following documents, lists and schedules certified by a principal officer of Company as being accurate and complete:


        (a) A list of the states of incorporation and states qualified to do business of Company;


        (b) A list of the authorized and outstanding securities of Company;


        (c) A list of the officers, directors and Shareholders of Company;


        (d) Copies of the articles of incorporation and bylaws currently in effect of Company;


        (e) A list of the legal descriptions of all real property owned of record or beneficially, or held under lease, or option, or similar agreements by Company;


        (f) Copies of all surveys and policies of title insurance relating to real property owned by Company;


        (g) Copies of all leases to which Company is a party;


        (h) Copies of all contracts, agreements or commitments of Company, whether involving purchases, sales or otherwise, which expire more than one year from the date of this agreement or which involve an amount or value in excess of $25,000;


        (i) Copies of all collective bargaining or other union contracts to which Company is a party;


        (j) Copies of all employment contracts to which Company is a party;


        (k) Copies of all pension, retirement and profit sharing plans to which Company is a party;


        (l) A list of all fringe benefit plans and programs applying to employees of Company, including but not limited to, pension, profit sharing, life insurance, medical, bonus, incentive and similar plans and the approximate annual cost of each;



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        (m) A list of all employees of Company and the current salaries, bonuses, commissions, etc. of each;


        (n) A list of all letters patent, patent applications, inventions upon which patent applications have not yet been filed, trade names, trademarks, trademark registrations and applications, copyrights, copyright registrations, both domestic and foreign presently owned by Company, together with the corporate owner;


        (o) Any agreements to which Company is a party with respect to any letters patent, patent applications, inventions upon which patent applications have not yet been filed, trade names, trademarks, trademark registrations and applications, copyrights and copyright registrations;


        (p) A list by major product lines of all distributors and dealers for Company, together with representative copies of franchise agreements, distribution contracts and policy statements with a description of substantial modifications or exceptions;


        (q) Copies of all financing or loan agreements, mortgages or similar agreements to which Company is a party;


        (r) A list of all Company's bank accounts, brokerage accounts, safety deposit boxes, with the authorized signers indicated;


        (s) Copies of all powers of attorney granted by Company;


        (t) A list of each insurance policy owned by Company, with the name of the insurance carrier, the policy number, a brief description of the coverage, the annual premium, the corporate owner and any claims pending;


        (u) Sales for the last three (3) fiscal years made to the largest customers of Company;


        (v) Purchases from any vendor during the last three (3) fiscal years who accounted for over 10 percent of the purchases made by Company; and


        (w) All sales commissions paid any individual or entity of more than $10,000 during the last three years and a description of the present basis of paying sales commissions.



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4.2 Actions Prior to Closing


From and after the date of this agreement and until the closing date:


        (a) Purchaser and its authorized representatives shall have full access during normal business hours to all properties, books, records, contracts and documents of Company, and Company shall furnish or cause to be furnished to Purchaser and its authorized representatives all information with respect to its affairs and business of Company as Purchaser may reasonably request.


        (b) Except with the prior written consent of Purchaser, Company shall carry on its business diligently and substantially in the same manner as before.


        (c) Without the prior written consent of Purchaser, Company will not grant any general or uniform increase in the rates of pay of its employees, nor grant any general or uniform increase in the benefits under any pension plan or other contract or commitment, nor increase the compensation payable or to become payable to officers or key salaried employees, insurance, pension or other benefit plan, payment or arrangement made to, for or with any of the officers, key salaried employees or agents.


        (d) Company shall not enter into any contract or commitment or engage in any transaction not in the usual and ordinary course of business and consistent with Company's business practices without the prior written consent of Purchaser.


        (e) Company shall not create any indebtedness other than that incurred in the usual and ordinary course of business, that incurred pursuant to existing contracts disclosed in the exhibits submitted, and that reasonably incurred in doing the acts and things contemplated by this agreement.


        (f) Company shall not declare or pay any dividend or make any distribution in respect of its capital stock; shall not directly or indirectly redeem, purchase or otherwise acquire any of its own stock; shall not grant any stock options; and shall not issue or in any way dispose of any shares of its own stock, except as approved by the in advance in writing by Purchaser.

        (g) Company shall not amend their certificates of incorporation or bylaws or make any changes in authorized or issued capital stock without the prior written consent of Purchaser.


        (h) Company shall maintain current insurance and any additional insurance in effect as may be reasonably required by increased business and risks; and all property shall be used, operated, maintained and repaired in a normal business manner.


        (i) Company shall use its best efforts (without making any commitments on behalf of Purchaser) to preserve its business organization intact, to keep available to Purchaser the present key officers and employees of Company, and to preserve for Purchaser the present relationships of Company with its suppliers and customers and others having business relations with it.


        (j) Company shall not do any act or omit to do any act, or permit any act or omission to act, which will cause a material breach of any material contract, commitment or obligation of Company.


        (k) Company shall duly comply with all applicable laws as may be required for the valid and effective transfer of property, assets and business contemplated by this agreement, except that Purchaser waives compliance with the provisions of any bulk sales act.


        (l) Company shall not sell or dispose of any property or assets except products sold in the ordinary course of business.


        (m) Company shall promptly notify Purchaser of any lawsuits, claims, proceedings or investigations that may be threatened, brought, asserted or commenced against it, its officers or directors involving in any way the business, properties or assets of Company.


        (n) Company will provide Purchaser with interim monthly financial statements and any other management reports as and when they are available.


5.  Conditions Precedent to Purchaser's Obligations


Each and every obligation of Purchaser to be performed on the closing date shall be subject to the prior satisfaction of the following conditions:

5.1 Truth of Representations and Warranties


The representations and warranties made by Shareholders in this Agreement or given on its behalf shall be substantially accurate in all material respects on and as of the closing date with the same effect as though the representations and warranties had been made or given on and as of the closing date.


5.2 Compliance With Covenants


Shareholders shall have performed and complied with all their obligations under this agreement which are to be performed or complied with by them prior to or on the closing date including the delivery of its documents specified in subparagraph 4.1 and the closing documents specified in subparagraph 12.2.


5.3 Absence of Suit


No suit or proceeding shall be threatened or pending in which it will be or it is sought, by anyone, to restrain, prohibit, challenge or obtain damages or other relief in connection with this agreement or the consummation of the transactions contemplated, or in connection with any material claim against Company not disclosed or in the exhibits.


5.4 No Material Adverse Change


As of the closing date there shall not have occurred any material adverse change that materially impairs the ability of Company to conduct its business or the earning power on the same basis as in the past.


5.5 Accuracy of Financial Statements


Purchaser and its representatives shall be satisfied as to the substantial accuracy of all balance sheets, statements of income and other financial statements of Company furnished to Purchaser.


5.6 Approval of Purchaser's Board of Directors

The board of directors of Purchaser shall have approved this agreement.


5.7 Listing of Shares


The shares of Purchaser's common stock to be issued pursuant to this agreement shall have been duly listed, or listed subject to official notice of issuance, upon the Over the Counter Bulletin Board System.


5.8 Time Limit on Closing


Closing shall have taken place by October 10, 2000.


5.9 Legal Opinion


Purchaser shall have received an opinion of counsel for Company referred to in subparagraph 12.2(d).


6. Conditions Precedent to Shareholders' Obligations


Each and every obligation of Shareholders to be performed on the closing date shall be subject to the prior satisfaction of the following conditions:


6.1 Listing of Shares


The Purchaser's common stock to be delivered shall have been listed, or listed subject to official notice of issuance upon the Over the Counter Bulletin Board System.


6.2 Truth of Representations and Warranties


Purchaser's representations and warranties contained in this agreement shall be true at and as of the closing date as though the representations and warranties were made at and as of the transfer date.


6.3 Purchaser's Compliance With Covenants


Purchaser shall have performed and complied with its obligations under this agreement which are to be performed or complied with by it prior to or on the closing date.


6.4 Time Limit on Closing

Closing shall have taken place by October 10, 2000. 7. Limitation on Survival and Effect of Certain Warranties, Representations and Covenants.


All statements contained in any certificate, instrument or document delivered by or on behalf of any of the parties pursuant to this agreement and the transactions contemplated shall be deemed representations and warranties by the respective parties.


7.1 Shareholders' Obligations


The representations and warranties and covenants of Shareholders contained in this agreement shall survive the closing date, and any investigation made by Purchaser or its agents, and all representations, warranties and covenants surviving shall be deemed several.


7.2 Purchaser's Obligations


The representations, warranties and covenants of Purchaser contained in this agreement shall survive the closing date.


8. Indemnification


8.1 Requirement of Indemnification


Shareholders shall indemnify Purchaser for any loss, cost, expense or other damage suffered by Purchaser resulting from, arising out of, or incurred with respect to the falsity or the breach of any representation, warranty or covenant made by Shareholders. Without limiting the generality of the above, Purchaser shall be deemed to suffer loss, costs, expense or other damage if Company suffers loss, costs, expense or other damage.


8.2 Notice


Purchaser shall assert any right to indemnification by furnishing Shareholders, or any other person as may be designated in writing by Shareholders, with a written notice and list of charges detailed by item showing the nature of any breach of any representation, warranty or covenant, date of payment or assertion of claim, summary of settlement or litigation procedures, and the amount of the loss, cost or expense. If the right to indemnification is based on a claim of a third party, Purchaser shall give the notice within 120 days after

Purchaser has notice of any claim and Shareholders shall have the right to contest any such claim by a third party but all expenses of the contest shall be borne by Shareholders.


8.3 Resolution of Claim


Except in the event that the claim for indemnification is based upon a claim of a third party and Shareholders shall have notified Purchaser as provided in paragraph 8.2 that they will contest the claim, unless Shareholders object to the determination or computation of the total amount of the indemnification shown on the written notice specified in subparagraph 8.2 within 60 days after receipt, the total amount of indemnification shown by notice shall be paid by Shareholders to Purchaser. If Shareholders object to the determination contained in the written notice specified in subparagraph 8.2 within 60 days after receipt, they shall have the right to submit any claim for indemnification not brought by a third party to the American Arbitration Association for binding arbitration in accordance with its rules, and the expenses of the American Arbitration Association shall be borne equally by the parties.


8.4 Effect of Taxes


The determination of any loss, cost or expense shall take into account any tax benefit derived by Purchaser or any affiliated companies. To the extent that any deficiency for federal income taxes which may be established against Company for any year ended on or prior to December 31, 1999, is occasioned by a determination by the Internal Revenue Service that any increase in income for the year gives rise to a deduction or deductions from ordinary income in the aggregate amount of Company for a subsequent taxable year or years, this deficiency shall be assumed by Purchaser and shall not be a breach of any of Shareholders' warranties, representations and covenants in this agreement.


8.5 Time Limit on Indemnification


No claim for indemnification may be asserted by Purchaser after December 31, 2000, except for (i) income taxes for any period ending on or prior to December 31, 2000, which may be asserted at any time the Internal Revenue Service may still assert a deficiency and (ii) claims arising out of a representation, warranty or covenant that a

Shareholder knew at the date of this agreement was false or breached or which arises out of a claim later known to a Shareholder which Shareholder failed to disclose to an officer of Purchaser prior to December 31, 2000.


8.6 Amount Limit on Indemnification


Notwithstanding any other provision to the contrary, Shareholders shall not be charged with any loss, cost or expense that in the aggregate does not exceed $10,000. Other than indemnification for taxes that were delinquent and unpaid at the closing, Shareholder's liability to Purchaser for indemnification or for breach of any representation or warranty made in this agreement shall be satisfied only by reducing the number of shares of Purchaser received in connection with the reorganization provided for in this Plan of Reorganization and Agreement.


9. Covenant Not To Compete


By execution, each Shareholder agrees that for a period of five (5) years from the closing date he or she will not either directly or indirectly own, have a proprietary interest (except for less than five percent (5%) of any listed Company or Company traded in the over-the-counter market) of any kind in, be employed by, or serve as a consultant to or in any other capacity for any firm, other than Purchaser and its subsidiaries, engage in the distribution of computer products and/or consumer electronics, or other products presently distributed by Company, in the area where it is presently engaged in business without the express written permission of Purchaser. Each Shareholder agrees that compliance with the agreement contained in this paragraph is necessary to protect the goodwill and other proprietary interest of Company and that a breach of this agreement will result in irreparable and continuing damage to Purchaser for which there will be no adequate remedy at law and in the event of any breach Purchaser shall be entitled to injunctive and other and further relief including damages as may be proper.


10. Securities Act Provisions

10.1 Restrictions on Disposition of Shares


Shareholders covenant and warrant that the shares of common stock of Purchaser to be received by them pursuant to this agreement are being acquired for their own account and for investment and not with the present view toward sale or distribution and will not be disposed of except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, or (ii) any other transaction which, in the opinion of counsel acceptable to Purchaser, is exempt from registration under the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission. In order to effectuate the covenants of this subparagraph 10.1, an appropriate endorsement will be placed on the certificates for shares of common stock of Purchaser delivered to Shareholders pursuant to this agreement and stop transfer instructions shall be placed with the transfer agent for the securities.


10.2 Evidence of Compliance With Private Offering Exemption


Shareholders agree to supply Purchaser with evidence of the financial sophistication of the Shareholders, or evidence of appointment of a sophisticated investment representative, and any other items that counsel for Purchaser may require in order to evidence the private offering character of the distribution of shares made pursuant to this agreement.


10.3 Notice of Limitation on Distribution


Each Shareholder is aware that the shares distributed will not have been registered pursuant to the Securities Act of 1933, as amended; and, therefore, under current interpretations and applicable rules, he or she will probably have to retain the shares for a period of at least two years and at the expiration of the two year period sales may be confined to brokerage transactions of limited amounts requiring certain notification filings with the Securities and Exchange Commission and the disposition may be available only if the Purchaser is current in his or her filings with the Securities and Exchange Commission; and the Shareholders are aware of Rule 144 issued by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the other limitations imposed on their disposition of Purchaser's shares.

10.4 Registration Rights and Restrictions


Purchaser agrees at its own expense to prepare and to file with the Securities and Exchange Commission ("SEC") as soon as reasonably practicable after the closing date one registration statement under the Securities Act of 1933, as amended, with respect to 350,000 of the shares of common stock of Purchaser received by the Shareholder, and will use its best efforts to cause the registration statement to become effective. Purchaser will, furthermore, at its own expense, use its best efforts to keep the registration statement current, in accordance with the rules and regulations of the SEC for the period ending upon a date two years subsequent to the closing date or 30 days after the effectiveness, whichever occurs later.


Purchaser further agrees that the only shares which it will register in any registration statement under the Securities Act of 1933, as amended, between the execution of this agreement and March 16, 2001 are the 350,000 described in the paragraph immediately above as well as any others that which may currently carry registration rights, and the 2,000,000 shares underlying the employee stock option plan. Purchaser specifically acknowledges that the only such shares of which it is aware are 1,931,000 shares held by various investors from Purchaser's March 2000 private placement, 1,091,320 shares held by Vanmoer Santerre Cie, and the shares underlying 289,650 warrants issued as part of the Purchaser's March 2000 private placement. Purchaser further agrees that in any registration statements filed by Purchaser after March 16, 2001, the shares of the Shareholders in the Purchaser which remain unregistered shall be registered in equal proportion to those registered in such registration statement on behalf of the largest shareholder registering shares in such registration statement.


10.5 Payment of Expenses


In the event of a registration under this Section 10, Shareholders shall pay and bear the direct selling fees, disbursements and expenses, including without limitation all underwriters' discounts, commissions and expenses, but no other cost of registration.


11. Profit Sharing Plan and Other Employee Benefit Plans

Purchaser shall before and after the closing take all actions which may be necessary, convenient or appropriate in the opinion of Purchaser to transfer to Purchaser all the rights and to cause Purchaser to assume all the liabilities of Company under its profit sharing plan and trust (including the adoption of amendments to the plan and trust and such action as may be necessary to secure approvals of the Internal Revenue Service which may be required or deemed advisable), to the end that the plan may be integrated into Company's profit sharing plan treating employment with Company as employment with Purchaser under its plans and preserving the benefits previously accrued to Company's employees. All other employee benefit plans of Company, including but not limited to health and accident insurance, major medical insurance, sick pay plans, noninsured maternity benefits, group life insurance, and other employee fringe benefits, shall be continued by Purchaser subject to the same rights of termination available to Company.


12. Closing


12.1 Time and Place


The closing of this transaction ("closing") shall take place at the offices of uMember.com, Inc. in Los Angeles, California, at 4 pm. on October 10, 2000, or at any other time and place as the parties shall agree upon. This date is referred to in this agreement as the "closing date."


12.2 Documents To Be Delivered by Shareholders


At the closing, Shareholders shall deliver to Purchaser the following documents:


        (a) Certificates for 10,000 shares of Company's common stock in the manner and form required by subparagraph 1.1;


        (b) The minute book, stock transfer book, all books of account, records, contracts, tax returns and other documents of Company as Purchaser may request in writing;


        (c) Written resignations effective on the closing date of all directors and officers of Company except those designated by Purchaser;

        (d) A general release, in form and substance satisfactory to Purchaser and its counsel, of all claims Shareholders may have to the date of closing against any of Company and the directors, officers, agents and employees of Company except as may be expressed in written contract and expressly described and excepted in the release;


        (e) Certificates signed by the Shareholders that the representations and warranties made by the Shareholders in this agreement are substantially accurate in all material respects on and as of the closing date with the same effect as though the representations and warranties had been made on or given on and as of the closing date and that Shareholders have performed and complied with all their obligations under this agreement which are to be performed or complied with by or prior to or on the closing date;


        (f) A written opinion from counsel for Shareholders stated as of the closing date addressed to the Purchaser satisfactory in form and substance to the Purchaser to the effect that:


        (i) Ownership of the Company's common stock is as stated in subparagraph 2.1;


        (ii) The corporate existence and good standing, qualification of Company and authorized and issued stock of Company is as stated in subparagraph 2.2;


        (iii) This agreement has been duly executed and duly delivered by each Shareholder and constitutes a legal, valid and binding obligation of each Shareholder enforceable in accordance with its terms;


        and


        (g) Certificates or letters from each Shareholder evidencing the taking of shares in accordance with the provisions of paragraph 10 and their understanding of the restrictions;


        (h) Any other documents of transfer, certificates of authority, and other documents as Purchaser may reasonably request.


        12.3 Documents To Be Delivered by Purchaser


At the closing Purchaser shall deliver to Shareholders the following documents:

        (a) Instructions to Corporate Stock Transfer to issue and deliver certificates for the number of shares of Purchaser's common stock as determined in subparagraph 1.2. These shares are to be registered in the name and denominations as Shareholders may specify.


        (b) A written opinion of counsel for Purchaser dated as of the closing date, addressed to the Shareholders and satisfactory in form and substance to counsel for Shareholders, to the effect that:


        (i) Purchaser's corporate existence and good standing are as set forth in subparagraph 3.1;


        (ii) This agreement has been duly authorized, executed and delivered by Purchaser and is a valid and legally binding obligation of Purchaser enforceable in accordance with its terms; and


        (iii) Purchaser has taken the corporate action necessary to authorize the performance of the obligations imposed upon it by this agreement.


        (c) A certified copy of the duly adopted resolutions of Purchaser's board of directors or executive committee authorizing or ratifying the execution, delivery and performance of this agreement and authorizing or ratifying the acts of its officers and employees in carrying out its terms and provisions.


13. Release of Personal Liability


Shareholders have executed instruments by which they have personally guarantied payment of Company's indebtedness to Finova. Within thirty (30) days after the closing, Purchaser will cause Shareholders to be released from liability to Finova for any indebtedness of Company or Purchaser, whether incurred prior to or after the Closing.


14. Arbitration


In the event of any dispute between Purchaser and one or more of the Shareholders, the dispute shall be determined by binding arbitration conducted in Los Angeles County, California before an arbitrator who is a retired judge of the Superior Court. The arbitration shall be conducted in accordance with Code of Civil Procedure Sec. 1280, et. Seq., and the parties shall have discovery rights in the arbitration, but with a view toward prompt and economical dispute resolution. Costs of arbitration shall be shared equally.


15. Law Governing


This agreement may not be modified or terminated orally, and shall be construed and interpreted according to the laws of the State of California.


16. Assignment


Any party without the written consent of the others shall not assign this agreement.


17. Amendment and Modification


Purchaser and Shareholders may amend, modify and supplement this agreement in any manner as may be agreed upon by them in writing.


18. Termination and Abandonment


        18.1 This Agreement may be terminated and the transaction provided for by this agreement may be abandoned without liability on the part of any party to any other, at any time before the closing date:


        (a) By mutual consent of Purchaser and Shareholders;


        (b) By Purchaser:


        (i) If any of the conditions provided for in paragraph 6 of this agreement have not been met and have not been waived in writing by Purchaser; or


        (c) By Shareholders:


        (i) If any of the conditions provided for in paragraph 7 of this agreement have not been met and have not been waived in writing by Shareholders.


        18.2 In the event of termination and abandonment by any party as provided above in this paragraph 16, written notice shall be given to the other party, and each party shall pay its own expenses incident to preparation for the consummation of this agreement and the transactions contemplated.


19.  Notices


All notices, requests, demands and other communications shall be deemed to have been duly given, if delivered by hand or mailed, certified or registered mail with postage prepaid:


        (a) If to Shareholders to:

        Behzad Eshgieh
        3230 Elvido Drive
        Los Angeles, CA 90049 and

        Nasser Ahdout
        110 17th Street
        Santa Monica, CA and

        Farideh Bral
        c/o Behzad Eshgieh


        With copy to:

        Paul N. Crane, Esq.
        Kehr, Schiff & Crane, LLP
        12400 Wilshire Blvd. Suite 1300
        Los Angeles, Ca, 90025

        or to such other person and place as Shareholders shall have specified to Purchaser in writing; or


        (b) If to Purchaser, to:

        Sharon Vanzant
        uMember.com, Inc.
        10350 Santa Monica Blvd., Suite 130
        Los Angeles, CA ______

        or to such other person and place as Purchaser shall have specified to Shareholders in writing.


20. Announcements


Announcements concerning the transactions provided for in this agreement by either Shareholders or Purchaser shall be subject to the approval of the other in all essential respects, except that Shareholders' approval of form shall not be required as to any statements and other information which Purchaser may submit to the

Securities and Exchange Commission, or Purchaser's Shareholders or be required to make pursuant to any rule or regulation of the Securities and Exchange Commission.


21. Entire Agreement


This instrument embodies the entire agreement between the parties with respect to the transactions contemplated, and there have been and are no agreements, representations or warranties between the parties other than those set forth or provided for.


22. Counterparts


This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.


23. Headings


The headings in the paragraphs of this agreement are inserted for convenience only and shall not constitute a part of the agreement.


24. Further Documents


Purchaser and Shareholders agree to execute any and all other documents, and to take any other action or corporate proceedings that may be necessary or desirable to carry out the terms of this agreement.


In witness of, the parties have caused this agreement to be duly executed all as of the day and year first written above.


UMember.com, Inc.                           Continental Computer Exchange, Inc.


/s/ Orie Rechtman                           /s/ Behzad Eshgieh
------------------------------------        ------------------------------------
Name: Orie Rechtman                         Name: Behzad Eshgieh

Title: CEO                                  Title: President


Shareholders


/s/ Nasser Ahdout

------------------------------------
Nasser Ahdout


/s/ Behzad Eshgieh
------------------------------------
Behzad Eshgieh


/s/ Farideh Bral
------------------------------------
Farideh Bral


                                  Schedule 1.1


The number of the issued and outstanding shares of the Company's common stock:


        10,000


                                  Schedule 1.2


The number of shares of Purchaser's common stock to be delivered:


        Nasser Ahdout        283,333 1/3


        Behzad Eshgieh       283,333 1/3


        Farideh Bral         283,333 1/3


                                 Schedule 2.5(a)


Liabilities of Continental Computer Exchange, Inc., whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of Company, its agents or servants occurring prior to August 31, 2000, which are not disclosed by or reflected in the financial statements:


        None


Liabilities of Continental Computer Exchange, Inc. which have arisen or relate to any transaction of Company, their agents or servants, occurring since August 31, 2000, other than normal liabilities incurred in the normal conduct of Company's business:


        None


Known circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may give rise to liabilities, except in the normal course of Company's business:


        None


                                 Schedule 2.5(d)


Notice of any claimed violation of any, applicable federal, state, county and local laws, ordinances or regulations, including those applicable to discrimination in employment, pollution and safety:


        None


                                 Schedule 2.5(e)


Legal, administrative or other proceedings, proceedings, investigations or inquiries, product liability or other claims, judgments, injunctions or restrictions:


        None


                                  Schedule 2.6


        (i) all of the Continental Computer Exchange, Inc.'s registrations of trademarks and of other marks, trade names or other trade rights, and all pending applications for any such registrations:


                None


        (ii) all of the Continental Computer Exchange, Inc.'s patents and copyrights and all pending applications:


                None


        (iii) all other trademarks and other marks, trade names and other trade rights of the Continental Computer Exchange, Inc.:

        None


                                  Schedule 2.7


        (i) Any Facilities and/or Former Facilities are , and at all times have been, and all Former Facilities were at all times when owned, leased or operated by the Company owned, leased and operated in compliance with all Environmental Laws, except:


        None


        (ii) Any Substance being used, generated, treated, stored, transported, disposed of or otherwise existing on, under, about or from any Facility:


        None


        (iii) The Company has, and at all times has had, all permits required under all applicable Environmental Laws and is, and at all times has been, in compliance with all such permits except:


        None


        (iv) Any application for issuance, renewal, transfer or extension of, or any other administrative action regarding, any environmental permit required for the consummation of the transactions contemplated by this Agreement:


        None


        (v) Any Substance that the Company has at any time used, generated, treated, stored, transported, disposed of or otherwise handled not in compliance with any Environmental Laws:


        None


        (vi) There is not now and has not been at any time in the past any underground storage tank or pipeline at any Facility or Former Facility where the installation, use, maintenance, repair, testing, shut-in or removal of such tank or pipeline was not in compliance with all Environmental Laws and there has been no spill, leakage or other Release from or rupture of any such tank or pipeline except:

        None


        (vii) The Company has not received any notice that it is or was claimed to be in violation of or noncompliance with any Environmental Law, nor is there any pending or threatened suit, action, claim or proceeding against the Company under any Environmental Law or with respect to any spill, discharge, Release or mishandling of any Substance except:


        None


                            Schedule 2.7 (continued)


        (viii) Any consent decrees or agreements with, or liens by, any governmental authority or quasi-governmental entity relating to any Environmental Law that bind or affect the Company or any Facility:


        None


        (ix) Any current or past use, generation, treatment, transportation, storage or disposal practice of the Company that resulted, or will result, in any liability under the Comprehensive Environmental Response, Compensation and Liability Act or any state law of similar effect:


        None


        (x) Any spill, discharge or other Release of any Substance on, under, about or from any Facility or Former Facility:


        None


        (xi) Any written reports of all environmental audits or assessments that have been conducted at any Facility or Former Facility within the past five (5) years, either by the Company or attorney or environmental consultant or engineer engaged for such purpose:


        None


        (xii) Any lease or other contract (excluding insurance policies disclosed elsewhere in this Agreement) to which the Company is not a party, whether as a direct signatory or as a successor, assign or third party beneficiary, or otherwise bound and under which the Company is obligated by or entitled to the benefits of, directly or indirectly, any representation, warranty, indemnification, covenant, restriction or other undertaking concerning environmental conditions:


        None


        (xiii) The Company has not released any other person from claims under any Environmental Law or has waived any rights concerning any other environmental condition except:


        None


        (xiv) The Company has given all notices and warnings, made all reports, and has kept and maintained all records required by and in compliance with all Environmental Laws except:


        None


                            Schedule 2.7 (continued)


        (xv) Any filing by the Company under any state environmental clean-up responsibility act or any other state law of similar effect:


        None





                                  Schedule 2.8


        (i)     Each "employee pension benefit plan" ("Business Pension Plans"):


                None


        (ii) Each "employee welfare benefit plan" ("Business Welfare Plans"), as such terms are defined in Section 3 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including plans otherwise excluded from the operation of ERISA by Section 4(b)(4) or 4(b)(5) thereof, maintained or contributed to by Company or any Subsidiary for or on behalf of employees, or to which any employee contributes on account of his employment (such Business

                Pension Plans and Business Welfare Plans are hereinafter collectively referred to as "Business Plans"):


                None


        (iii) Each plan, salary practice or arrangement, including bonus, incentive compensation, stock option, stock purchase, sick pay, vacation pay, severance pay or other fringe benefit plan or program, whether formal or informal, which is not a Business Plan, which is applicable to any employee:


                (a)     At will employment at monthly salary or hourly wage


                (b)     Sales commissions


                (c) Industry standard sick pay, vacation pay and medical benefits


        (iv) Any Business Plan subject to Title IV of ERISA (other than "multi-employer plans" (as defined in Section 3(37) of ERISA)) has been completely or partially terminated, nor has there been a "reportable event," as such term is defined in Section 4043(b) of ERISA, with respect to any such plan, except as may occur as a result of this Agreement:


                None


                                  Schedule 2.11


All obligations of any Shareholder (or any person who would be an heir or descendant if he or she were not living or his or her spouse), or any entity in which he or she has any interest (except through ownership of securities listed on a national securities exchange):


        Obligations of Fantom Drive through the ownership of the Shareholders or their spouses





                                    Exhibit A


Subsidiaries of Continental Computer Exchange, Inc.


        None